Filed Pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Twin Oak Short Horizon Absolute Return ETF (TOAK)
and the
Twin Oak Active Opportunities ETF (TSPX)
(each, a “Fund,” and together, the “Funds”)
each a series of Manager Directed Portfolios (the “Trust”)

Supplement dated August 21, 2026 to each Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated September 30, 2025, as supplemented

On August 18, 2026, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the proposed reorganization of each of the Twin Oak Short Horizon Absolute Return ETF and the Twin Oak Active Opportunities ETF with and into the Twin Oak Short Horizon Absolute Return ETF and the Twin Oak Active Opportunities ETF (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), each a newly-created series of The RBB Fund Trust (“RBB”) (each, a “Reorganization,” and together, the “Reorganizations”).
The Funds’ investment adviser, Twin Oak ETF Company (“Twin Oak”), proposed the Reorganizations because Twin Oak believes that each Fund and its shareholders would benefit by becoming series of RBB.
After the closing of the Reorganizations, Twin Oak will continue to serve as the investment adviser to the Acquiring Funds and the portfolio managers for the Funds will continue to serve as the portfolio managers of the Acquiring Funds. The Funds and the Acquiring Funds have identical investment objectives and investment strategies.
Each Reorganization is subject to approval by shareholders of the applicable Fund, and shareholders of each Fund will vote separately on the applicable Reorganization. If shareholders of a Fund approve the Reorganization, shares of the Fund would be exchanged for shares of the corresponding Acquiring Fund equal in value to the shares of the Fund held immediately prior to the applicable Reorganization.
A Joint Special Meeting of Shareholders (the “Special Meeting”) of the Funds is expected to be held in the fourth quarter of 2026, and each Reorganization, if approved, is expected to occur later in 2026. A notice of the Special Meeting and a combined proxy statement/prospectus (the “Proxy Statement”) for the Reorganizations, seeking Fund shareholder approval of the Plan of Reorganization, will be sent in the near future to shareholders of each Fund. The Proxy Statement will contain important information about the Reorganizations and the Acquiring Funds, including information about the Acquiring Funds’ investment strategies, risks, fees, and expenses.
The Reorganizations will not affect the value of your account’s investment in the respective Fund at the time of the Reorganization. The Reorganizations are expected to be treated as tax-free reorganizations for federal income tax purposes.
Fund shareholders may continue to purchase and sell shares of the Funds until the last business day before the closing of the Reorganizations, subject to the limitations described in the Prospectus. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Funds.
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Please retain this supplement for your reference